EXCHANGE TRADED CONCEPTS TRUST

REX GOLD HEDGED S&P 500 ETF

(the “Fund”)

Supplement Dated June 5, 2018

to the currently effective Summary Prospectus, Prospectus, and Statement of Additional Information

for the Fund

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information and should be read in conjunction with those documents.

After careful consideration, Exchange Traded Concepts, LLC, the Fund’s investment adviser, in consultation with REX Shares, LLC, the Fund’s sponsor, has recommended, and the Board of Trustees of Exchange Traded Concepts Trust has approved, the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations and liquidate on or about June 22, 2018 (the “Liquidation Date”).

The last day of trading of shares of the Fund on the NYSE Arca, Inc. will be June 19, 2018 (the “Last Trading Date”). Between the Last Trading Date and the Liquidation Date, shareholders will not be able to purchase or sell shares in the secondary market. Prior to the Last Trading Date, shareholders may continue to purchase and sell Fund shares through a broker in the standard manner. Customary brokerage charges may apply to such transactions.

In anticipation of the liquidation of the Fund, the Fund will be managed in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, all or a portion of the Fund may not be invested in a manner consistent with the Fund’s stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amount includes any accrued capital gains and dividends. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

If you would like additional information, please call 1-844-REX-1414.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REX-SU-004-0100